                                                                 Exhibit 99.4

                            GENERAL SECURITY AGREEMENT

SECURITY AGREEMENT dated February 19, 2002, between WellPoint Health Networks
Inc., a Delaware corporation (the "Creditor"), and the other party or parties named on the signature pages hereof (collectively, the "Obligor").

      1.    GENERAL DEFINITIONS.

            1.1   As used herein, "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            1.2   All capitalized terms contained in this Agreement, but not specifically defined in this Agreement, shall have the meanings provided by the
UCC to the extent the same are used or defined therein.

            1.3   As used herein:

            (a)   "Person" means any individual, corporation, partnership,
limited liability company, trust, unincorporated organization, or any other entity or organization.

            (b)   "Other Obligor" means any other person obligated as direct or indirect obligor or guarantor of any Obligations, or of any indebtedness, obligations and liabilities guaranteed by the Obligor.

            1.4   As used herein:

            (a)   "Copyrights" means (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished
(including, without limitation, those listed in Schedule 1.4 (a)), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

            (b)   "Copyright Licenses" means any written agreement naming any
Obligor as licensor or licensee (including, without limitation, those listed in
Schedule 1.4(b)), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright

            (c)   "Intellectual Property" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the
Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, Software
(including source code) and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

            (d)   "Patents" means(i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 1.4(d)(i), (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 1.4(d)(ii), and (iii) all rights to obtain any reissues or extensions of the foregoing.

            (e)   "Patent Licenses" means all agreements, whether written or oral, providing for the grant by or to any Obligor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 1.4(e).

            (f)   "Trademarks" means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, domain names, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any
similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 1.4(f), and (ii) the right to obtain all renewals thereof.

            (g)   "Trademark Licenses" means any agreement, whether written or oral, providing for the grant by or to any Obligor of any right to use any
Trademark, including, without limitation, any of the foregoing referred to in
Schedule 1.4(g).

      2.    OBLIGATIONS SECURED.  The Collateral (as defined below) shall secure only the specific indebtedness, obligations and liabilities of the Obligor to the
Creditor, listed below:

            (a)   all unpaid principal of and interest on, and all other
obligations or liabilities of the Obligor which may arise under or in connection with, all loans, advances and other financial accommodations made, issued or extended by the Creditor to or on behalf of the Obligor pursuant to the Secured
Convertible Promissory Note of even date herewith and all amendments or extensions thereto (the "Note");

            (b)   all interest, fees, costs, expenses, reimbursement obligations, indemnities and other liabilities relating to any of the foregoing, which are commercially reasonable, including attorneys' fees and costs or expenses incurred in connection with collection and enforcement and sums advanced by the Creditor to protect the Collateral or otherwise as permitted to be made by the Creditor under this Agreement; and

            (c)   all indebtedness, obligations and liabilities under this
Agreement;

in each case, whether now existing or hereafter arising, joint or several, absolute or contingent, liquidated or unliquidated, and however arising (all such indebtedness, obligations and liabilities being collectively referred to herein as the "Obligations"; and any agreement, instrument, guaranty or other document now or hereafter evidencing or securing any of the Obligations, being collectively referred to herein as the "Financing Documents").

      3.    GRANT OF SECURITY INTEREST.  To secure the punctual payment and performance of the Obligations when due whether at the stated maturity, by acceleration or otherwise), the Obligor hereby grants to the Creditor a security interest in and to, and a lien upon (the "Security Interest"), all right, title and interest of the Obligor in and to the following property, whether now owned and existing or hereafter acquired or arising, and wherever located
(collectively, the "Collateral"):

            (a)   All Intellectual Property;

            (b)   All Records, including all books and records pertaining to any of the foregoing, including any computer-readable memory and any computer hardware or software necessary to process such memory; and

            (c)   All Proceeds of any of such property in whatever form, whether derived from voluntary or involuntary disposition, all products of any of such property, all renewals, replacements, substitutions, additions, accessions, rents, issues, royalties and profits of, to or from any such property and all dividends or other income from Investment Property, collections thereon or distributions or payments with respect thereto.

The Security Interest created herein is subject to any applicable restriction to the creation of a Security Interest to the extent that such restriction is not made ineffective by UCC Sections 9-406, 9-407, 9-408, or 9-409.

      4.    REPRESENTATIONS AND WARRANTIES.  The Obligor represents and warrants to the Creditor that:

            4.1   Authority.  The Obligor has full power and authority to grant security interests in the Collateral and to execute, deliver, and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person except as may have been specifically disclosed to the Creditor in writing.

            4.2   Absence of Other Encumbrances.  The Collateral is free and clear of all liens and adverse claims other than the Security Interest, which shall be a first lien on the Collateral except for (i)  liens imposed by law such as materialmen's, suppliers', mechanics', carriers', repairmen's or other like liens imposed in the ordinary course of business, (ii) liens for taxes, assessments or governmental charges not yet due or delinquent, and (iii) liens and security interests in existence on the date of this Agreement and specifically disclosed to and acknowledged by the Creditor in Schedule 4.2.

            4.3   Information Regarding Names.  The Obligor has disclosed to the
Creditor in Schedule 4.3 complete and correct information regarding the Obligor's exact legal name and all prior or current names and trade names used by the
Obligor.  Schedule 4.3 also lists the names of all Persons from whom the Obligor acquired any assets during the period of five years ended on the date hereof
(other than acquisitions in the ordinary course of business of the seller).

            4.4   Location of Collateral and Principal Place of Business.  All
Collateral which is tangible and all related books and records related to the
Collateral are located solely in the States listed in Schedule 4.4, (the
"Collateral States").  No inventory of any Person other than the Obligor is located on any premises owned or leased by the Obligor.  The Obligor's principal place of business is located in the state identified in Schedule 4.4.

            4.5   Jurisdiction of Incorporation.  The Obligor has disclosed to the Creditor in Schedule 4.5 complete and correct information regarding the
Obligor's jurisdiction of incorporation and its identification number in the records of such jurisdiction.

            4.6   Intellectual Property.

            (a)   Schedule 4.6(a) lists all Intellectual Property that is
registered or subject to a pending application for registration and is owned by the Obligor in its own name on the date hereof.

            (b)   On the date hereof, all material Intellectual Property is
valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

            (c)   Except as set forth in Schedule 4.6(c), on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which the Obligor is the licensor or franchisor.

            (d)   No holding, decision or judgment has been rendered by any
governmental authority which would limit, cancel or question the validity of, or the Obligor's rights in, any Intellectual Property.

            (e)   No action or proceeding is pending, or, to the knowledge of the
Obligor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or the Obligor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

      5.    COVENANTS AND AGREEMENTS OF THE OBLIGOR.  The Obligor covenants and agrees as follows:

            5.1   Restriction on Further Indebtedness and Encumbrances.  The
Obligor shall not, without the prior written consent of the Creditor, (i) incur additional Indebtedness (as defined in the following sentence), other  than (a)
unsecured loans from affiliated parties having a maturity date of up to 180 days and in an aggregate amount of no more than $300,000 at any one time and (b)
advances of funds to Obligor pursuant to its existing equity line of credit agreement or any substantially similar successor agreement or agreements provided that such agreement or agreements do not involve the incurrence of indebtedness, whether securied or unsecured, by Creditor, or (ii) create, grant or suffer to exist any other liens in or to any of the Collateral except for liens described in Section 4.2 above.  For purposes of this Agreement, the term "Indebtedness" of any person or entity shall mean, without duplication (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property acquired by such person or entity, other than such obligations which, when combined with obligations of the type described in subparagraph (d), do not exceed $500,000 in the aggregate at any one time, (d) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable or other like obligations incurred in the ordinary course of business) , other than such obligations which, when combined with obligations of the type described in subparagraph (c), do not exceed $500,000 in the aggregate at any one time, (e) all guarantees by such person or entity of Indebtedness of others described in subparagraphs (a) through
(d) hereof, (f) all capital lease obligations, (g) all obligations, contingent or otherwise, as an account party in respect of letters of credit, (h) all indebtedness referred to in clauses (a) through (g) above of others secured by
(or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by such person or entity, whether or not the indebtedness secured thereby has been assumed.

            5.2   Records and Inspection.  The Obligor shall keep and cause to be kept accurate and complete records of the Collateral and its proceeds at its principal place of business or such other places of business as Obligor shall notify Creditor from time to time, which Collateral and records will be made available for inspection and copying upon such premises by the Creditor at any reasonable time.

            5.3   Restrictions on Removal of Collateral.  The Obligor shall not remove Collateral or any related books and records from the Collateral States except for removal of incidental items of Collateral in the ordinary course of the Obligor's business, consistent with past practice.

            5.4   Restriction on Changing State of Organization.  The Obligor
shall not change the state of its incorporation or its jurisdiction of organization (as applicable) or convert into a different type of entity without the prior written consent of Creditor, which will not be unreasonably withheld.

            5.5   Information Regarding Names.  At least 30 days before changing its name or adopting a new name, the Obligor shall give written notice to the
Creditor of any new name or trade name of the Obligor.

            5.6   Information on Collateral and Business.  The Obligor shall deliver to the Creditor such other data and information (financial and otherwise)
as the Creditor from time to time may reasonably request bearing upon or related to the Collateral or the Obligor's business operations or financial condition.

            5.7   Duty of Care.  The Obligor shall be responsible for preserving and maintaining the Collateral and the Creditor shall have no duty of care with respect to the Collateral, except that the Creditor shall have an obligation to exercise reasonable care with respect to Collateral in its possession; provided that (i) the Creditor shall be deemed to have exercised reasonable care if
Collateral in its possession is accorded treatment substantially comparable to that which the Creditor accords its own property or treatment substantially in accordance with actions requested by the Obligor in writing, although the
Creditor shall not be obligated to comply with any such requests and (ii) the
Creditor shall not be obligated to take steps to preserve rights against any other parties or property.

            5.8   Taxes.  The Obligor shall pay when due all governmental taxes, assessments or charges upon the Collateral.

            5.9   Further Assurances and Authority of Creditor.  The Obligor
shall from time to time execute, deliver, file and record all such further agreements, instruments, financing statements, notices and other documents
(collectively, "Supplemental Documentation") as may be requested by the Creditor to perfect or preserve the Security Interest, to enable the Creditor to notify any third parties of the existence of the Creditor's Security Interest, or otherwise to carry out the intent of this Agreement.  The Obligor authorizes the
Creditor to file financing statements where desirable in the Creditor's judgment to perfect the Security Interest without the signature of the Obligor

            5.9   Power of Attorney.  The Obligor hereby irrevocably makes,
constitutes and appoints the Creditor (and all persons designated by the Creditor for that purpose) as the Obligor's true and lawful attorney (and agent-in-fact)
to (i) sign the name of the Obligor on any Supplemental Documentation and to deliver any Supplemental Documentation to such persons as the Creditor, in its sole discretion, may elect and (ii) to obtain, hold, direct or redirect delivery of or otherwise administer, and control any agreement, instrument or document evidencing any portion of the Collateral or the Obligor's rights with respect thereto, including documents of title, warehouse receipts and security agreements
(collectively "Special Collateral"), as the Creditor, in its sole discretion, may elect.

            5.10  Intellectual Property.

            (a)   The Obligor will notify the Creditor immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States
Copyright Office or any court or tribunal in any country) regarding the Obligor's ownership of, or the validity of, any material Intellectual Property or the
Obligor's right to register the same or to own and maintain the same.

            (b)   Whenever the Obligor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the
United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Obligor shall report such filing to the Creditor within five business days after the last day of the fiscal quarter in which such filing occurs.  Upon request of the Creditor, the Obligor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Creditor may request to evidence the
Creditor's security interest in any Copyright, Patent or Trademark, whether now owned or hereafter acquired or arising, and the goodwill and general intangibles of the Obligor relating thereto or represented thereby.

            (c)   The Obligor will take all reasonable and necessary steps,
including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

      (d)   In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, the Obligor shall (i) take such actions as the Obligor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Creditor after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

            6.    RIGHT TO SATISFY OTHER CLAIMS AND TAXES.  If the Obligor fails to pay any governmental taxes, assessments or other charges when due, or fails to pay any claims secured by any lien against any Collateral when due, the Obligor shall so advise the Creditor in writing and the Creditor may, without waiving or releasing any obligations of the Obligor or any Event of Default, in its sole discretion (and without any obligation to do so), make such payment or any part thereof or obtain such discharge and take any other action with respect thereto that the Creditor deems advisable.

      7.    RELEASE OF COLLATERAL.

            7.1   Ordinary Course Release.  Except for (i) leases, licenses or other dispositions of Inventory made prior to the occurrence of an Event of
Default that are in the ordinary course of the Obligor's business and not prohibited by any provision contained in the Financing Documents and (ii) sales or other dispositions of Collateral for which the Obligor obtains the prior written consent of the Creditor (collectively, "Permitted Sales"), the Obligor shall not sell, lease, license or otherwise dispose of the Collateral, or any part thereof or any interest therein.  Concurrently with any Permitted Sale, the
Security Interest shall automatically be released from the property so disposed of; provided, however, that the Security Interest shall continue in the proceeds thereof.

            7.2   Release upon Payment in Full. The grant of a security interest in the Collateral shall automatically terminate upon Obligor's satisfaction in full of the unpaid principal and accrued but unpaid interest provided for in the
Note by cash payment, conversion into the common stock of Medix Resources, Inc.
as provided in the Note, or as otherwise agreed by Obligor and Creditor.  Upon payment in full of the Note and any Obligations under this Agreement, Creditor agrees to promptly file a UCC termination statement in any jurisdiction where a
UCC financing statement was filed perfecting the grant of the security interest, and also to promptly file any other notice or filing evidencing the release of any Collateral hereunder from the lien, security interest or other encumbrance filed or created by or for Creditor.  Creditor authorizes Obligor to act as its agent for the sole purpose of filing any such termination statement or release in the event Creditor shall fail to do so on a timely basis.

      8.    EVENTS OF DEFAULT.  Each of the following shall constitute an Event of Default by the Obligor (The parties acknowledge that the payment of unpaid principal and accrued but unpaid interest provided ofr in the Note may be made in the form of the common stock of Medix Resources, Inc. as provided in the Note in the case of an Event of Default pursuant to Section 8(a), (b), (c) or (d) below):

            (a)   The failure of the Obligor to pay any Obligation of the Obligor to the Creditor when due.;

            (b)   The failure of any Other Obligor to pay any obligation,
liability or indebtedness of such Other Obligor to the Creditor when due;

            (c)   Any other failure to observe or perform any of the covenants or obligations imposed upon the Obligor or any Other Obligor by any of the Financing
Documents, which failure is unremedied for more than 15 days after receipt of written notice thereof from the Creditor;

            (d)   The occurrence or existence of any other default or Event of
Default under any Financing Document, which default is unremedied for more than
15 days after receipt of written notice thereof from the Creditor;

            (e)   Any representation or warranty contained in any Financing
Document or any financial statements, certificates, schedules or other information now or hereafter furnished by the Obligor or any Other Obligor proves false or misleading in any material respect;

            (f)   The termination of existence or cessation of business by the
Obligor or any Other Obligor (for purposes of this subsection, a cessation of business shall be deemed to occur if all or substantially all of Obligor's employees shall be voluntarily or involuntarily terminated and Obligor shall have substantially terminated its efforts with respect to the servicing of existing customers and marketing of new customers);

            (g)   The making of an assignment for the benefit of creditors by the
Obligor or any Other Obligor;

            (h)   The commencement of any case or proceeding by or against the
Obligor or any Other Obligor under Title 11 of the United States Code
(Bankruptcy) or of any other proceeding, suit or action (at law, in equity, in
Bankruptcy or otherwise) for adjudication as a bankrupt, reorganization, composition, extension, arrangement, receivership, liquidation or dissolution by, of, or against the Obligor or any Other Obligor, which case or proceeding is not dismissed within 60 days of commencement;

            (i)   The appointment of a receiver, trustee, custodian or similar officer for or over the Obligor or any Other Obligor or any of its property, which is not vacated within 30 days thereafter;

            (j)   The levy of any writ of execution or other judicial process upon any of the property of the Obligor or any Other Obligor which is not released within 30 days thereafter;

            (k)   The failure by the Obligor or any Other Obligor to make any payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other indebtedness for borrowed money in excess of $300,000 of, or guaranteed by, the Obligor or any Other Obligor, or default by the Obligor or any Other Obligor in the performance or observance of any obligation or condition with respect to any such other indebtedness if the effect of such default is to accelerate the maturity of any such indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its expressed maturity.

      9.    RIGHTS AND REMEDIES OF THE CREDITOR UPON EVENT OF DEFAULT.

            9.1   Effect of Event of Default Remedies.  If any Event of Default
described in Sections 8(g), 8(h) or 8(i) above shall occur, all Obligations secured by this Agreement shall become immediately due and payable, all without notice of any kind; and, in the case of any other Event of Default, the Creditor may declare the Obligations secured by this Agreement to be due and payable, whereupon such Obligations shall become immediately due and payable, all without notice of any kind.  The Creditor shall promptly advise the Obligor of any such declaration, but failure to do so shall not impair the effect of such declaration.  The parties hereto acknowledge that, upon the occurrence of an
Event of Default (other than as specified in Sections 8(e), 8(f), 8(g), 8(h),
8(i), 8(j) or 8(k) above), Obligor may satisfy payment of the Obligations pursuant to the Note by delivery of certificates representing such number of shares of the common stock of Medix Resources, Inc. as provided in the Note within 15 days of the occurrence of the Event of Default.  If certificates representing such number of shares of common stock of Medix Resources, Inc. are not delivered to Obligor within such 15-day period or upon the occurrence of an
Event of Default described in Sections 8(e), 8(f), 8(g), 8(h), 8(i), 8(j) or
8(k), the Creditor may exercise the rights, powers and remedies set forth below.

                  (a)   In addition to all of its other rights, powers and
remedies under this Agreement, the other Financing Documents, and other applicable law, the Creditor shall have all of the rights, powers and remedies of a secured party under the Uniform Commercial Code of the state in which such rights, powers and remedies are asserted.

                  (b)   The Creditor shall have the right:  (i) to enter upon the
premises of the Obligor or any other place or places where Collateral is located through self-help and without judicial process or giving the Obligor notice;
(ii) to prepare, assemble, or process Collateral for sale, lease, or other disposition; (iii) to remove Collateral to the premises of the Creditor or any agent of the Creditor, for such time as the Creditor may desire, in order to collect or dispose of Collateral; and (iv) to require the Obligor to assemble
Collateral and make it available to the Creditor at a place to be designated by the Creditor.

                  (c)   Until the Creditor is able to effect a sale, lease, or
other disposition of Collateral or any part thereof, the Creditor shall have the right to use, process or operate Collateral or any part thereof to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Creditor.

                  (d)   The Creditor shall have the right to sell, lease,
license, or otherwise dispose of all or any Collateral in its then-existing condition, or after any further assembly, manufacturing, or processing thereof, at public or private sale or sales, in lots or in bulk, for cash or on credit, all as the Creditor, in its sole discretion, may deem advisable.  Without limitation, the Creditor may specifically disclaim any warranties of title and the like.  The Creditor shall not be obligated to clean up or otherwise prepare the Collateral for sale.  Such sales may be adjourned and continued from time to time with or without notice.  The Creditor shall have the right to conduct such sales on the Obligor's premises or elsewhere and shall have the right to use the
Obligor's premises without charge for such sales (or preparation for sales) for such time or times as the Creditor deems necessary or advisable.  The Creditor is hereby granted a license or other right to use, without charge, the Obligor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, and advertising matter, or any property of a similar nature as it pertains to Collateral, in advertising for sale or lease or the disposition of any Collateral.  The Creditor may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price may set off the amount of such Obligations whether or not such Obligations are matured.  The Obligor agrees that any sale of Collateral conducted by the Creditor in accordance with the foregoing provisions of this
Section shall be deemed to be a commercially reasonable sale under the UCC.  The
Creditor may comply with any applicable laws and regulations in connection with any exercise of remedies hereunder and such compliance shall not be considered to adversely affect the commercial reasonableness of such exercise of remedies.

            9.2   Application of Proceeds.  Subject to the rights of any prior security party, any proceeds received by the Creditor in respect of any sale of collection from, or other realization upon all or any part of the Collateral following the occurrence of an Event of Default may, in the discretion of the
Creditor, be held by the Creditor as collateral for, and/or then or at any time thereafter applied by the Creditor as follows:  (i) first, to pay all costs, expenses and charges of every kind (including reasonable attorneys' fees and costs) for pursuing, searching, protecting, taking, removing, storing, safekeeping, caring, preparing for sale, advertising, selling and delivering the
Collateral and otherwise enforcing this Agreement and the other Financing
Documents; (ii) second, to pay the Obligations in order determined by the
Creditor in its sole discretion; and (iii) third, to pay the remaining funds, if any, after payment of all the Obligations in full, to the Obligor or to whomever may be lawfully entitled to receive such surplus.  Payments received from any third party on account of disposition of Collateral shall not reduce the
Obligations until paid in cash to the Creditor.  The application of proceeds by the Creditor shall be without prejudice to the Creditor's rights as against the
Obligor or other persons with respect to any Obligations which may remain unpaid.  Any such deficiency shall be paid forthwith to the Creditor by the
Obligor.

            9.3   Notice.  Any notice required to be given by the Creditor of a sale, lease, or other disposition of Collateral, or any other intended action by the Creditor, which is sent pursuant to Section 15 hereof at least ten (10) days prior to such proposed action, or such longer period as shall be specified by applicable law, shall constitute commercially reasonable and fair notice thereof to the Obligor.

            9.4   Appointment of Creditor as Lawful Attorney; Other Rights Upon
Event of Default.  The Obligor hereby irrevocably makes, constitutes and appoints the Creditor and all persons designated by the Creditor true and lawful attorney
(and agent-in-fact) upon and after the occurrence of an Event of Default for the purposes set forth in the following sentences of this Section.  Upon and after the occurrence of an Event of Default, the Creditor or its agent may, without notice to the Obligor and at such time or times thereafter as the Creditor or said agent in its sole discretion may determine, in the Obligor's or the
Creditor's name:  (i) give notice to account debtors and other obligors and demand payment of Accounts or other obligations included in the Collateral;
(ii) enforce payment and exercise all of the Obligor's rights and remedies with respect to the collection of Accounts, any Special Collateral and any other obligations by legal proceedings or otherwise; (iii) settle, adjust, compromise, discharge, release, extend or renew Accounts and other obligations; (iv) prepare, file and sign the Obligor's name on any proof of claim or similar document in any insolvency or similar case against any Account debtor or any person indebted to the Obligor; (v) endorse or sign the name of the Obligor upon any checks, drafts, chattel paper, document, instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to Accounts, Inventory, or Special
Collateral; (vi) use the Obligor's stationery and sign the name of the Obligor to verifications of Accounts and other obligations to Account debtors and other obligor; (vii) use the information recorded on or contained in any data processing equipment and computer hardware and software to which the Obligor has access relating to Accounts, Inventory, or Special Collateral; (viii) open any lock box; (ix) transfer into the name of the Creditor or the name of the
Creditor's agent or nominee any of the Collateral; (x) make, settle and adjust claims under policies of insurance, endorse or sign the name of the Obligor on any check or other item of payment for the proceeds of such policies of insurance, and make all determinations and decisions with respect thereto and
(xiii) receive and direct the disposition of any proceeds of any Collateral.

      10.   CREDITOR'S EXPENSES, INCLUDING ATTORNEYS' FEES.  Regardless of the
occurrence or existence of an Event of Default, the Obligor shall pay to the
Creditor, on demand, the amount of any costs or expenses (including reasonable attorneys' fees and expenses), which are commercially reasonable, paid or incurred at any time or times in connection with:  (i) any attempts to defend, protect or enforce the Security Interest or the priority thereof, including the discharging of any prior or subsequent lien or adverse claim against any
Collateral thereof which is not permitted hereunder; (ii) any attempt to collect the Obligations or enforce any rights of the Creditor, whether under this
Agreement or other Financing Documents, or otherwise, against the Obligor or any other person under the Financing Documents; (iii) any litigation, dispute or proceeding (whether instituted by the Creditor or any other person) in any way relating to Collateral, this Agreement, the other Financing Documents or the
Obligor's affairs; or (iv) any amounts expended by the Creditor under Section 5.5 or Section 6; or (v) the inspection, verification, protection, collection, sale, liquidation or other disposition of Collateral.  Additionally, if any taxes or charges shall be payable on account of the execution or delivery of this
Agreement, any other Financing Documents or the creation of any of the
Obligations by reason of any existing or hereafter enacted federal, state or other regulation or statute (including any foreign country's regulations or statutes), the Obligor will pay all such taxes and charges, including any interest and/or penalty thereon, and will indemnify and hold the Creditor harmless from and against liability in connection therewith.  All obligations under this Section 10 shall constitute additional Obligations secured by the
Collateral and shall bear interest at the same rate as provided for the largest amount of other Obligations.

      11.   ASSIGNMENT BY THE CREDITOR.  The Obligor agrees that the Creditor may assign or otherwise transfer this Agreement, or any of other Financing Documents, and may deliver all or any of the Collateral to the transferee(s), who shall thereupon become vested with all the powers and rights in respect thereto given to the Creditor herein or in the Financing Documents transferred, and the
Creditor shall thereafter be fully discharged from any liability or responsibility with respect thereto, all without prejudice to the retention by the Creditor of all rights and powers hereby given with respect to any Financing
Documents, instruments, rights or property not so transferred.

      12.   REMEDIES NOT EXCLUSIVE; FORECLOSURES.  No right or remedy hereunder is exclusive of any other right or remedy.  Each and every right and remedy shall be cumulative and shall be in addition to and without prejudice to every other remedy given hereunder, under any other agreement between the Obligor and the
Creditor or now or hereafter existing at law or in equity, and may be exercised from time to time as often as deemed expedient, separately or concurrently.  The giving, taking or enforcement of or execution against any other or additional security, collateral, or guaranty for the payment of the Obligations shall not operate to prejudice, waive or affect any rights, powers or remedies hereunder, nor shall the Creditor be required to first look to, enforce, exhaust or execute against such other or additional security, or guarantees prior to so acting against the Collateral.  The Creditor may foreclose on or execute against the items of Collateral in such order as the Creditor may, in its sole and unfettered discretion, determine.

      13.   WAIVERS.  The failure or delay of the Creditor to insist in any instances upon the performance of any of the terms, covenants or conditions of this Agreement or other Financing Documents, or to exercise any right, remedy or privilege herein or therein conferred, shall not impair or be construed as thereafter waiving any such covenants, remedies, conditions or provisions, but every such term, condition and covenant shall continue and remain in full force and effect; nor shall any waiver of an Event of Default suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different type.

      14.   SEVERABILITY.  Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective.  If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

      15.   TERMINATION.  Upon payment in full and performance of all Obligations owed by the Obligor to the Creditor pursuant to the Financing Documents
(including payment in full and performance of all indebtedness, obligations and liabilities of other persons guaranteed by the Obligor) and the termination of all obligations of the Creditor to extend credit under the Financing Documents, this Agreement shall be terminated; otherwise it shall remain in full force and effect.

      16.   NOTICE.  All notices, demands and communications hereunder shall be in writing and shall be deemed to be duly delivered when personally delivered
(including by courier or messenger), or two (2) business days after deposit in the United States mail by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties at the addresses set forth on the signature page hereof, or at such other address as any party shall have furnished to the other parties in writing.

      17.   GOVERNING LAW.  To the extent applicable, this Agreement shall be governed by the Uniform Commercial Code of the State of New York (or, to the
extent applicable to the attachment, perfection, priority or enforcement of the
Security Interest in any Collateral, the Uniform Commercial Code of any other state).  With respect to any matters not so covered by the applicable Uniform
Commercial Code, this Agreement shall otherwise be governed by the internal laws of the State of New York.

      18.   ATTORNEYS' FEES AND OTHER COSTS.  Should either party hereto institute any action or proceeding to enforce this Agreement or any provisions hereof or for a declaration of rights under this Agreement, or for arbitration of any dispute arising under this Agreement, the prevailing party in any such action, proceeding or arbitration shall be entitled to receive from the other party all costs and expenses, including without limitation reasonable attorneys'
fees, incurred by the prevailing party in connection with such action, proceeding or arbitration.

      19.   INDEMNIFICATION.  The Obligor hereby agrees to indemnify and hold harmless the Creditor and its directors, officers, employees and agents against and from any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including reasonable fees and disbursements of counsel)
that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement, any exercise of remedies hereunder or any other action taken or omitted by them hereunder, except to the extent a court holds in final and nonappealable judgment that such claims, actions, liabilities, costs and expenses directly resulted from the gross negligence or willful misconduct of such indemnified Persons.

      20.   WAIVERS BY THE OBLIGOR.  Except as otherwise expressly provided in this Agreement or the other Financing Documents, the Obligor waives:
(i) presentment, demand, and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension, or renewal of any or all Financing Documents under or pursuant to which the Obligor may in any way be liable and hereby ratifies and confirms whatever the Creditor may do in this regard; (ii) notice prior to taking possession or control of Collateral or any bond or security that might be required by any court prior to allowing the
Creditor to exercise any of the Creditor's remedies; (iii) the benefit of all valuation, appraisement, and exemption laws; (iv) any right to require the
Creditor to proceed against any other person or collateral held from any other person; (v) any right to require the Creditor to pursue any other remedy in the
Creditor's power whatsoever; or (vi) any defense arising out of any election by
Creditor to exercise or not exercise any right or remedy it may have against the
Obligor, any other person or any security held by it, even though such election operates to impair or extinguish any right of reimbursement to subrogation or other right or remedy of the Obligor against any other person or any such security.

      21.   MISCELLANEOUS.  The Obligor agrees that the following shall govern the interpretation and enforcement of this Agreement:

            21.1  Binding on Successors.  This Agreement shall be binding upon the Obligor, the heirs, executors, administrators, successors and assigns of the
Obligor, and shall inure to the benefit of and be enforceable by the Creditor, its successors, transferees and assigns.

            21.2  "Obligor."  If this Agreement is executed by two or more parties (other than the Creditor), they shall be jointly and severally liable hereunder, and the word "Obligor" wherever used herein shall be construed to refer to each of the parties separately, all in the same manner, and with the same effect as if each of them had signed separate instruments, and in any such case, this Agreement shall not be revoked or impaired as to any one or more of such parties by the death or dissolution of any of the others or by the revocation or release of any obligations hereunder of any one or more of such parties.

            21.3  No Oral Modifications.  None of the terms or provisions of this
Agreement may be waived, altered, modified, limited or amended except in writing.

            21.4  Execution by the Obligor Sufficient.  This Agreement shall take effect upon the execution solely by the Obligor but this Agreement may, at the option of the Creditor, be executed by the Creditor if execution by the Creditor is deemed desirable by the Creditor or is required by the laws of any jurisdiction to create, perfect, preserve, validate or otherwise protect any security interest granted pursuant hereto or to enable the Creditor to exercise or enforce its rights hereunder with respect to any such security interest.

            21.5  Section Titles.  The section titles contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

            21.6  Construction.  The word "including" shall have the inclusive meaning represented by the phrase "including without limitation."  Unless the context of this Agreement clearly otherwise requires, the word "or" shall have the meaning represented by the phrase "and/or," references to the plural include the singular and references to the singular include the plural.

      22.   WAIVER OF JURY TRIAL.  The Obligor and the Creditor each irrevocably and unconditionally waive trial by jury in any action or proceeding relating to this Agreement or any other Financing Document and for any counterclaim therein.

      IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first set forth above.

CREDITOR:                                OBLIGOR:

WELLPOINT HEALTH NETWORKS INC.           MEDIX RESOURCES, INC.
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By:  /s/David Colby                      By:  /s/John Prufeta
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Printed Name:  David Colby               Printed Name:  John Prufeta
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Title:                                   Title:
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Mailing Address:                         Mailing Address:

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Facsimile:
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Telephone:                               Telephone:

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                                         CYMEDIX LYNX CORPORATION
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                                         By:  /s/John Prufeta
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                                         Printed Name: John Prufeta
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                                         Title:
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                                         Mailing Address:

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                                         Facsimile:

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                                         Telephone:
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